VENYRA CORPORATION

LOAN AGREEMENT

Effective Date: March 3, 2025

This Loan Agreement (“the Agreement”) is made and entered into on March 3, 2025, between:

Lender: Juvenal Victor Fontes Dos Santos (hereinafter referred to as the “Lender”).

Borrower (Company): Venyra Corporation (hereinafter referred to as the “Company”).

WHEREAS, the Lender agrees to extend a loan to the Company under the terms and conditions set forth herein; and

WHEREAS, the Company agrees to accept such loan and to be bound by the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Loan Amount:

1.1 The Lender shall provide to the Company a principal loan amount of One Hundred Fifty Thousand United States Dollars (USD $150,000.00) (the “Loan”), subject to the terms and conditions set forth herein.

2. Terms And Conditions:

2.1 The repayment of the Loan shall be sourced from the revenues generated by the Company and shall commence upon the Company achieving substantial income, as reasonably determined by the Parties.

2.2 The Loan shall be interest-free, fully secured, and shall become immediately due and payable upon written demand by the Lender.

2.3 Any subsequent financial advances made by the Lender to the Company following the execution of this Agreement shall be governed by the terms hereof, unless otherwise agreed in writing by the Parties.

2.4 Any portion of the Loan may, at the Lender’s discretion and upon mutual agreement in writing, be converted into shares of the Company’s Common Stock on such terms as the Parties may agree.

2.5 This Agreement shall remain in full force and effect for a period of five (5) years from the Effective Date (the “Initial Term”), unless earlier terminated in accordance with its terms.

3. Representations and Warranties:

The Company hereby represents and warrants to the Lender as follows:

3.1 The Company possesses full corporate power and authority to enter into, execute, deliver, and perform its obligations under this Agreement.

3.2 The execution, delivery, and performance of this Agreement have been duly authorized by all requisite corporate action on the part of the Company.

3.3 The execution, delivery, and performance of this Agreement do not and will not violate any applicable law, regulation, order, or contractual obligation binding upon the Company.

3.4 This Agreement constitutes a legal, valid, and binding obligation of the Company, enforceable against it in accordance with its terms.

4. Covenants:

Unless otherwise agreed in writing by the Lender, the Company hereby covenants and agrees as follows:

4.1 The Company shall at all times maintain its legal existence and good standing under the laws of its jurisdiction of incorporation.

4.2 The Company shall obtain and maintain all necessary licenses, permits, and approvals required to perform its obligations under this Agreement.

4.3 The Company shall remain in full compliance with all applicable laws, rules, and regulations.

4.4 The Company shall not effect or permit any material change to its business operations without the prior written consent of the Lender.

4.5 The Company shall not incur, assume, or become liable for any additional indebtedness, whether directly or indirectly, without the prior written consent of the Lender.

5. Events of Default; Remedies

The occurrence of any of the following events shall constitute an “Event of Default” under this Agreement:

5.1 Failure to Pay: The Company fails to pay any amount due under this Agreement within five (5) business days following its due date and such failure remains uncured after written notice from the Lender.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date first written above.

Company:
Venyra Corporation
By: /s/ Juvenal Victor Fontes Dos Santos
Juvenal Victor Fontes Dos Santos
President, Director, Treasurer, Secretary, Chief Executive Officer,
March 3, 2025

Lender:
Juvenal Victor Fontes Dos Santos
By: /s/ Juvenal Victor Fontes Dos Santos
March 3, 2025